UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2023

ALPHA HEALTHCARE ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Delaware	001-40228	86-1645738
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1177 Avenue of the Americas, 5th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(646) 494-3296

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-fourth of a redeemable Warrant to acquire one share of Class A Common Stock	ALPAU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ALPA	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ALPAW	The NASDAQ Stock Market LLC

☒ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Items.

On July 6, 2023, Alpha Healthcare Acquisition Corp. III (the “Company”) published a Corporate Presentation Deck (the “Corporate Presentation Deck”) discussing its acquisition of Carmell Therapeutics Corporation (“Carmell”) pursuant to a Business Combination Agreement, dated as of January 4, 2023, by and among the Company, Candy Merger Sub, Inc. and Carmell.

On July 6, 2023, the Company released a video of a Nasdaq interview with Chairman & Chief Executive Officer, Rajiv Shukla, filmed on June 27, 2023 (the “Nasdaq Interview”), discussing its acquisition of Carmell.

The foregoing description of the Corporate Presentation Deck and the Nasdaq Interview does not purport to be complete and is qualified in its entirety by reference to the full text of the presentation, which is filed as Exhibit 99.1, and a transcript of the Nasdaq Interview, which is filed as Exhibit 99.2, in each case, to this current report on Form 8-K and incorporated herein by reference.

The information contained in this Item 8.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

The information contained in this Item 9.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits.

Exhibit Number	Description

99.1	Corporate Presentation Deck (July 6, 2023).

99.2	Transcript of Nasdaq Interview with Chairman & Chief Executive Officer Rajiv Shukla (filmed on June 27, 2023 and released on July 6, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2023

ALPHA HEALTHCARE ACQUISITION CORP. III

By:	/s/ Rajiv Shukla
Name: Rajiv Shukla
Title: Chairman & Chief Executive Officer